UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2018

eMagin Corporation

(Exact name of registrant as specified in charter)

Delaware	001-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Route 52
Hopewell Junction, NY 12533

(Address of principal executive office)

Registrant’s telephone number, including area code (845) 838-7900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01      Entry into a Material Definitive Agreement.

On January 25, 2018, eMagin Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Craig-Hallum Capital Group LLC, as the representative of the several underwriters listed in the Underwriting Agreement (the “Underwriters”), to issue and sell 9,807,105 shares (the “Base Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), together with warrants to purchase 3,922,842 shares of Common Stock with an initial exercise price of $1.55 per share of Common Stock (the “Base Warrants”), subject to adjustments as described in the Base Warrants, at a public offering price of $1.35 per fixed combination consisting of one share of Common Stock and associated warrant to purchase four tenths of one share of Common Stock.  Pursuant to the Underwriting Agreement, the Underwriters have a 30-day option to purchase up to 1,279,187 additional shares of Common Stock (together with the Base Shares, the “Underwritten Shares”) and/or additional warrants to purchase up to 511,674 shares of common stock (together with the Base Warrants, the “Underwritten Warrants”) at the public offering price, less underwriting discounts and commission, to cover over-allotments, if any, which was exercised on January 25, 2018.  The Underwritten Shares and Underwritten Warrants were offered by the Company pursuant to the registration statement on Form S-1 (333-222375), as supplemented by the registration statement on Form S-1 filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the “Securities Act”).  The public underwritten offering (the “Public Offering”) of the Underwritten Shares and the Underwritten Warrants closed on January 29, 2018.

Concurrent with the Public Offering, the Company entered into separate subscription agreements (the “Subscription Agreements”) with certain of its directors and officers to issue and sell to such directors and officers in a private placement (the “Private Placement”) an aggregate of 203,708 shares of Common Stock, (the “Private Placement Shares”) together with warrants to purchase up to 81,487 shares of Common Stock (the “Private Placement Warrants” and, together with the Underwritten Warrants, the “Warrants”), subject to adjustment as described in the Private Placement Warrants, at the public offering price per fixed combination.  The sale of such shares of common stock and warrants will not be registered under the Securities Act and will be subject to a 180-day lock-up.  The Company expects that the Private Placement will close on or about February 15, 2018, subject to the satisfaction of certain closing conditions.

The Warrants have a term of five (5) years, exercisable upon the date of issuance. The number of shares of Common Stock that may be acquired by any holder upon any exercise of any Warrant is limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, does not exceed, at the holder’s option, either 4.99% or 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of common stock issuable upon such exercise). The holder may elect to increase or decrease the beneficial ownership limitation, provided that the beneficial ownership limitation does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of common stock issuable upon such exercise) and provided that any increase will require 61 days’ prior written notice.  The holder may also elect not to be subject to the beneficial ownership limitation.

In addition, if, at any time while the Warrants are outstanding, the Company undergoes a fundamental transaction, as described in the Warrants and generally including any consolidation or merger with or into another person, sale of all or substantially all of the Company’s assets, effecting any tender or exchange offer that is accepted by 50% or more of the outstanding Common Stock, any reclassification, reorganization or recapitalization of Common Stock, or effecting a change of control of more than 50% of the Company’s outstanding shares of Common Stock, then the holder is entitled to receive, upon exercise of the Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such fundamental transaction if it had been, immediately prior to such fundamental transaction, the holder of the number of shares of Common Stock then issuable upon exercise of the Warrant, and any additional consideration payable as part of the fundamental transaction. Any successor to us or surviving entity is obligated to assume the obligations under the Warrant.

The holders must surrender payment in cash of the aggregate exercise price of the shares being acquired upon exercise of the Warrants. In addition, the Warrant holders are entitled to a “cashless exercise” option if, at any time of exercise, there is no effective registration statement registering, or no current prospectus available for, the issuance or resale of the shares of Common Stock underlying the Warrants. This option entitles the Warrant holders to elect to receive fewer shares of Common Stock without paying the cash exercise price. The number of shares to be issued would be determined by a formula based on the total number of shares with respect to which the Warrant is being exercised, the market price per share of our Common Stock at the time of exercise and the applicable exercise price of the Warrants. The Company will provide certain rescission and buy-in rights to a holder if the Company fails to deliver the shares of Common Stock issuable upon exercise of the Warrants by the first trading day after the date on which delivery of the shares is required by the Warrant. With respect to the

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rescission rights, the holder has the right to rescind the exercise if shares are not timely delivered. The buy-in rights apply if after the first trading day on which delivery of the shares is required by the Warrant, the holder purchases (in an open market transaction or otherwise) shares of our Common Stock to deliver in satisfaction of a sale by the holder of the Warrant shares that the holder anticipated receiving from us upon exercise of the Warrant.  The Company is not required to issue fractional shares upon the exercise of the Warrants.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.  A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Each of the Subscription Agreements contains customary representations, warranties and agreements by the Company, and customary conditions to closing. The form of subscription agreement entered into by the directors and officers of the Company is attached hereto as Exhibit 99.1 to provide investors and security holders with information regarding its terms.

The foregoing description of the Public Offering and the Private Placement and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of January 25, 2018 by and between eMagin Corporation and Craig-Hallum Capital Group LLC, as the representative of the several underwriters named therein.

99.1	Form of Subscription Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAGIN CORPORATION

Date: January 31, 2018	By:	/s/ Jeffrey Lucas
Jeffrey Lucas, Chief Financial Officer

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